                       SEMIANNUAL REPORT / APRIL 30, 2002

                                AIM SUMMIT FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

          THE PIONEER CABIN OF THE YOSEMITE VALLEY BY CURRIER AND IVES

   THE LITHOGRAPHY FIRM OF CURRIER AND IVES IMMORTALIZED LIFE IN 19TH-CENTURY

AMERICA THROUGH ITS SERIES OF POPULAR PRINTS. THESE NATIONAL TREASURES SHAPED A

WHOLE ERA'S UNDERSTANDING OF WHAT IT MEANS TO BE "AMERICAN." THIS CLASSIC PIECE

  PAYS TRIBUTE TO THE PERSEVERANCE AND DEDICATION OF PIONEERS IN THE AMERICAN

        WEST--QUALITIES THAT CHARACTERIZE TODAY'S DISCIPLINED INVESTOR.

================================================================================

AIM Summit Fund is available through AIM Summit Investors Plans I and II, periodic payment plans, that call for fixed monthly investments for 15 years. Shareholders have the option to make additional monthly payments for up to 25 years. The sales charge is based on monthly investment amounts.

Dollar-cost averaging does not ensure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continued investing regardless of fluctuating securities prices, you should consider your ability to continue purchasing through periods of low price levels.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o All performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o Investing in small and mid-sized companies may involve greater risks not associated with investing in more established companies. Additionally, small companies may have business risk, significant stock-price fluctuations and illiquidity.

o Shares of AIM Summit Fund are sold to AIM Summit Investors Plans ("Plans I" and "Plans II") without the imposition of any sales charges. When sales charges are figured in to the performance figures of a Plans I investment, the maximum 8.50% sales charge is deducted. The 8.50% sales charge is what a Plans I investor would pay over the life of a 15-year investment plan for the smallest plan size, $50 per month. Larger plans carry lower sales charges as outlined in the prospectus. (Plans I was closed to new investors on August 16, 1999.) When sales charges are figured into the performance figures of a Plans II investment, the maximum 3.33% sales charge is deducted. The 3.33% sales charge is what a Plans II investor would pay over the life of a 15-year investment plan for the smallest plan size, $50 per month. Larger plans carry lower sales charges as outlined in the prospectus.

o Average annual total returns for periods ended April 30, 2002 were as follows: AIM Summit Investors Plans I, including sales charges, inception (11/1/82), 10.50%; 10 years, 8.66%; five years, 3.80%; one year, -26.51%.
    AIM Summit Investors Plans II, including sales charges, inception (7/19/99), -14.81%; one year, -22.35%. AIM Summit Fund, inception (11/1/82), 11.00%; 10 years, 9.63%; five years, 5.65%; one year, -19.68%.

o In addition to the returns as of 4/30/02 listed above, industry regulations require us to provide average annual total returns as of 3/31/02, the most recent calendar quarter-end, which were as follows: AIM Summit Investors Plans I, including sales charges, inception (11/1/82), 10.78%; 10 years, 9.16%; five years, 5.43%; one year, -15.61%. AIM Summit Investors Plans II, including sales charges, inception (7/19/99), -13.90%; one year, -10.79%. AIM Summit Fund, inception (11/1/82), 11.28%; 10 years, 10.14%; five years, 7.31%; one year, -7.75%.

o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o The fund's investment return and principal value will fluctuate, so an investor's beneficial shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                       Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been well tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                       Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the '90s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

    However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Though many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

   No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less. And those are average returns, which don't reflect short-term fluctuations to which all investments are subject.

   As we warned seven years ago, bull markets do end. So do bear markets. We know market conditions will change. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business: a disciplined investment process, which we know is the root of good performance over time; and excellent customer service, which you always deserve but probably need even more when markets are as volatile and generally disappointing as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund, how they managed the fund's assets in the current environment and what conditions were like as the reporting period closed. We hope you find their discussion informative.

   Briefly, after two very difficult years, there are signs that better days may be ahead for the U.S. economy, the stock market and AIM Summit Fund. Indeed, for the six months ended April 30, 2002, AIM Summit Fund delivered positive returns, up 2.57%, excluding sales charges. About the time you receive this fund report, you'll also receive the Summer 2002 issue of Summit Investor, which features an interview in which I had the opportunity to discuss investing, the markets and how AIM Summit Fund can help investors maintain that all-important long-term perspective. I encourage you to read the interview.

   If you have any questions or comments, our Client Services representatives can be reached during normal business hours at (800) 995-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

FUND RETURNS TURN POSITIVE DESPITE MARKET VOLATILITY

HOW DID AIM SUMMIT FUND PERFORM?

Despite continuing weakness in many large-cap growth stocks--the type of stocks in which much of the fund's assets are invested--AIM Summit Fund delivered positive returns for the reporting period. For the six months ended April 30, 2002 the fund returned 2.57%, slightly better than its benchmark index, the S&P 500, which returned 2.31%.

WHAT WERE THE TRENDS IN THE ECONOMY AND THE STOCK MARKET?

Economic signals remained mixed throughout the reporting period. Gross domestic product (GDP, the broadest measure of U.S. economic activity) grew at a modest annualized rate of 1.7% in the fourth quarter of 2001--but grew at an explosive annualized rate of 5.6% in the first quarter of 2002. Corporate earnings were weak for much of the reporting period, but ended on an encouraging note. As of the close of the reporting period, 61% of companies in the S&P 500 reported stronger-than-expected earnings, 24% reported earnings in line with expectations, and 15% reported weaker-than-expected earnings. Unemployment, a lagging indicator, rose from 5.4% on October 31, 2001 to 6.0% on April 30, 2002--a rate not seen since 1994.

   The Federal Reserve Board (the Fed) noted these mixed signals in its April "beige book" report: "Almost all Federal Reserve Districts reported signs of improvement or actual increases in economic activity.... While the overall tone was positive, a few districts expressed qualifications about the pace of recovery or the strength of their regional economies." Given this uncertainty, the Fed adopted a neutral stance and held short-term interest rates steady at historically low levels--warning that risks to the economy were evenly weighted between weakness and inflation.

HOW DID YOU USE GROWTH AND VALUE HOLDINGS TO ENHANCE FUND PERFORMANCE?

We continued to rely on bottom-up research to select growth stocks and value stocks for the fund. As always, the value team looked for stocks with substantial (at least 50%) upside potential relative to

================================================================================

FUND AT A GLANCE

AIM Summit Fund seeks growth of capital through the systematic investments of its planholders.

                                    [PHOTO]

INVESTMENT STYLE: Two-thirds of the fund's assets are targeted for investment in growth holdings. One-third of the fund's assets is targeted for investment in value holdings.

o Encourages a disciplined approach to investing through a systematic investment plan

o Combines growth and value stocks to construct a portfolio that can perform well in varying market conditions

o Invests across multiple capitalization levels and sectors based on stock-by-stock analysis

================================================================================

their intrinsic value, while the growth team looked for stocks with above-average long-term earnings potential and/or superior near-term growth rates.

   At the close of the reporting period, the fund was slightly overweight value holdings compared to our target allocation of two-thirds growth and one-third value. Growth stocks performed strongly in the fourth quarter of 2001, as investors anticipated economic recovery and improved earnings in the technology sector. But for the six-month reporting period as a whole, value stocks continued to outperform growth stocks, and the fund benefited from its higher-than-usual value-oriented holdings.

HOW WAS THE FUND DIVERSIFIED--AND WHAT EFFECT DID THAT HAVE ON PERFORMANCE?

We continued to diversify the fund across all market caps and economic sectors--but continued to base our decision on whether or not to buy a particular stock on thorough bottom-up analysis.

   Diversification, of course, is important in any market environment, but it is particularly important when markets are volatile. That's why, at the end of the reporting period, we held 128 stocks and limited our top 10 holdings to less than 17% of total assets.

   At the close of the reporting period, approximately 50% of fund assets were invested in large-cap stocks, approximately 42% were invested in mid-cap stocks and approximately 8% were invested in small-cap stocks. In April, the stock market suffered its worst decline since September 2001, with growth stocks declining most severely and mid- and small-cap stocks performing somewhat better. The fund's mid-cap and small-cap holdings helped fund performance.

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets

================================================================================
TOP 10 HOLDINGS                         TOP 10 INDUSTRIES
--------------------------------------------------------------------------------
 1. Lockheed Martin Corp.     2.1%       1. Semiconductors                  6.9%

 2. General Motors Corp.      2.0        2. Diversified Financial Services  5.4

 3. Blockbuster Inc.-Class A  1.8        3. Homebuilding                    4.7

 4. Kroger Co. (The)          1.8        4. Pharmaceuticals                 4.6

 5. Best Buy Co., Inc.        1.6        5. Specialty Stores                4.6

 6. Ceridian Corp.            1.6        6. Aerospace & Defense             4.4

 7. Ryland Group, Inc. (The)  1.6        7. Data Processing Services        4.1

 8. Waste Management, Inc.    1.5        8. Banks                           3.8

 9. Bank of America Corp.     1.5        9. Biotechnology                   3.6

10. Dell Computer Corp.       1.5       10. Oil & Gas Drilling              3.5

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
================================================================================

HOW DID YOU POSITION THE FUND? AND WERE THERE PARTICULAR SECTORS OR INDUSTRIES THAT PROVED HELPFUL?

Steady, predictable inflows into the fund (due to AIM Summit Investors Plans' systematic nature) allowed both the value team and the growth team to capitalize on short-term negative news by buying stocks of quality companies at attractive prices. We also positioned the fund to benefit as the economy, corporate earnings and stock prices recover.

   At the close of the reporting period, we were overweight in consumer-discretionary stocks and technology stocks. Consumer-discretionary stocks generally, and restaurants, furniture stores and retail apparel chains in particular, benefited from robust consumer spending. We also liked aerospace and defense and homebuilding stocks. Defense spending appears likely to rise for the foreseeable future, and home sales have been strong due to historically low interest rates.

   Two sectors that are underweight in the fund were financials and consumer staples. Financial stocks typically underperform as interest rates begin to rise, and most of the opportunities within the sector are value oriented. The fund's majority position in growth stocks caused us to underweight this sector. There was nothing fundamentally wrong with consumer-staples stocks; we simply saw greater opportunities in the consumer-discretionary sector.

WHAT WERE SOME OF THE FUND'S MAJOR HOLDINGS AT THE CLOSE OF THE REPORTING
PERIOD?

LOCKHEED MARTIN, the world's largest defense contractor, was named the main contractor for the military's Joint Strike Fighter in September 2001--a contract potentially worth up to $200 billion over 40 years. The company specializes in aircraft, missile and electronics design and manufacture, and we believe it will continue to benefit from higher defense spending going forward.

   BEST BUY, the specialty retailer of consumer electronics and appliances, was helped by strong consumer spending. It also benefited as people traveled less, spent more time in their homes, bought new homes and decided to upgrade home appliances.

   DELL COMPUTER hasn't done as well as we had hoped. Companies seem to be delaying computer upgrades and other capital spending projects longer than expected. Nonetheless, we believe corporations will have to upgrade computers at some point in the not-too-distant future.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Major market indexes were up strongly during the fourth quarter of 2001, but their performance for the reporting period as a whole was mixed--which could be attributed largely to investor unease about reports of questionable corporate accounting practices and a lack of candor by some Wall Street analysts. Continuing turmoil in the Middle East also undermined investor confidence and contributed to this mixed performance.

   Nonetheless, the ingredients for continued economic recovery remained in place: inflation was virtually nonexistent, corporate profit margins were improving and short-term interest rates remained low. Despite slipping in April, consumer confidence generally rose over the reporting period and consumer spending, which accounts for two-thirds of economic activity, remained healthy. Investors continued to hold considerable amounts of cash in lower-earning money market accounts--money that could potentially be invested in stocks once sustained signs of economic recovery and stock market appreciation become less ambiguous.

PORTFOLIO MANAGEMENT TEAM

 David P. Barnard
 Robert Lloyd
 Bret W. Stanley

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


                                                                 MARKET
                                                 SHARES          VALUE
STOCKS & OTHER EQUITY INTERESTS-97.80%

ADVERTISING-2.26%

Interpublic Group of Cos., Inc. (The)             718,700    $   22,193,456
---------------------------------------------------------------------------
Omnicom Group Inc.                                222,000        19,367,280
===========================================================================
                                                                 41,560,736
===========================================================================

AEROSPACE & DEFENSE-4.37%

Alliant Techsystems Inc.(a)                       190,000        20,463,000
---------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)(b)           165,000        21,083,700
---------------------------------------------------------------------------
Lockheed Martin Corp.                             618,000        38,872,200
===========================================================================
                                                                 80,418,900
===========================================================================

APPAREL RETAIL-1.32%

Gap, Inc. (The)                                 1,723,600        24,319,996
===========================================================================

APPLICATION SOFTWARE-0.48%

Intuit Inc.(a)                                    225,000         8,815,500
===========================================================================

AUTOMOBILE MANUFACTURERS-2.01%

General Motors Corp.                              575,000        36,886,250
===========================================================================

BANKS-3.82%

Bank of America Corp.                             380,000        27,542,400
---------------------------------------------------------------------------
Bank One Corp.                                    332,000        13,568,840
---------------------------------------------------------------------------
FleetBoston Financial Corp.                       580,000        20,474,000
---------------------------------------------------------------------------
Washington Mutual, Inc.                           230,000         8,677,900
===========================================================================
                                                                 70,263,140
===========================================================================

BIOTECHNOLOGY-3.57%

Cephalon, Inc.(a)                                 237,000        13,897,680
---------------------------------------------------------------------------
Genentech, Inc.(a)                                130,000         4,615,000
---------------------------------------------------------------------------
Genzyme Corp.(a)                                  357,000        14,615,580
---------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          722,000        22,468,640
---------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     183,800        10,099,810
===========================================================================
                                                                 65,696,710
===========================================================================

BROADCASTING & CABLE TV-0.22%

Hispanic Broadcasting Corp.(a)                    150,000         4,023,000
===========================================================================

COMPUTER & ELECTRONICS RETAIL-1.87%

Best Buy Co., Inc.(a)                             400,000        29,740,000
---------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                      85,000         4,658,000
===========================================================================
                                                                 34,398,000
===========================================================================

COMPUTER HARDWARE-1.48%

Dell Computer Corp.(a)                          1,030,000        27,130,200
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
COMPUTER STORAGE & PERIPHERALS-2.00%

Network Appliance, Inc.(a)                        480,000    $    8,376,000
---------------------------------------------------------------------------
Storage Technology Corp.(a)                       774,000        15,928,920
---------------------------------------------------------------------------
Western Digital Corp.(a)                        2,000,000        12,380,000
===========================================================================
                                                                 36,684,920
===========================================================================

CONSTRUCTION & FARM MACHINERY-0.61%

Deere & Co.                                       250,000        11,190,000
===========================================================================

CONSUMER ELECTRONICS-0.87%

Koninklijke (Royal) Philips Electronics
  N.V.-ADR (Netherlands)                          514,880        15,966,429
===========================================================================

CONSUMER FINANCE-0.26%

Capital One Financial Corp.                        80,000         4,791,200
===========================================================================

DATA PROCESSING SERVICES-4.08%

Ceridian Corp.(a)                               1,314,600        29,289,288
---------------------------------------------------------------------------
Concord EFS, Inc.(a)                              395,000        12,873,050
---------------------------------------------------------------------------
First Data Corp.                                  180,000        14,308,200
---------------------------------------------------------------------------
Fiserv, Inc.(a)                                   415,300        18,464,238
===========================================================================
                                                                 74,934,776
===========================================================================

DEPARTMENT STORES-1.00%

Kohl's Corp.(a)                                   250,000        18,425,000
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.21%

Apollo Group, Inc.-Class A(a)                     135,000         5,175,900
---------------------------------------------------------------------------
H&R Block, Inc.                                   548,000        21,985,760
---------------------------------------------------------------------------
IMS Health Inc.                                   656,000        13,520,160
===========================================================================
                                                                 40,681,820
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-5.40%

Citigroup Inc.                                    426,666        18,474,638
---------------------------------------------------------------------------
Freddie Mac                                       342,000        22,349,700
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           660,000        23,166,000
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         260,000        10,904,400
---------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  259,000        12,359,480
---------------------------------------------------------------------------
Stilwell Financial, Inc.                          560,000        11,961,600
===========================================================================
                                                                 99,215,818
===========================================================================

ELECTRIC UTILITIES-1.44%

Edison International(a)                           375,000         6,806,250
---------------------------------------------------------------------------
PG&E Corp.(a)                                     835,000        19,622,500
===========================================================================
                                                                 26,428,750
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.75%

Waters Corp.(a)                                   515,000        13,879,250
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE

EMPLOYMENT SERVICES-0.56%

Robert Half International Inc.(a)                 392,200    $   10,299,172
===========================================================================

ENVIRONMENTAL SERVICES-1.54%

Waste Management, Inc.                          1,076,000        28,341,840
===========================================================================

FOOD RETAIL-1.75%

Kroger Co. (The)(a)                             1,416,000        32,242,320
===========================================================================

GAS UTILITIES-0.43%

El Paso Corp.                                     200,000         8,000,000
===========================================================================

GENERAL MERCHANDISE STORES-2.08%

Target Corp.                                      396,000        17,285,400
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             375,000        20,947,500
===========================================================================
                                                                 38,232,900
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.76%

McKesson Corp.                                    300,000        12,117,000
---------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         220,000        20,224,600
===========================================================================
                                                                 32,341,600
===========================================================================

HEALTH CARE FACILITIES-0.31%

Health Management Associates, Inc.- Class
  A(a)                                            268,500         5,729,790
===========================================================================

HOME FURNISHINGS-0.34%

Ethan Allen Interiors Inc.                        150,000         6,181,500
===========================================================================

HOME IMPROVEMENT RETAIL-2.27%

Home Depot, Inc. (The)                            400,000        18,548,000
---------------------------------------------------------------------------
Lowe's Cos., Inc.                                 550,000        23,259,500
===========================================================================
                                                                 41,807,500
===========================================================================

HOMEBUILDING-4.66%

Centex Corp.                                      260,000        14,638,000
---------------------------------------------------------------------------
D.R. Horton, Inc.                                 750,000        19,350,000
---------------------------------------------------------------------------
KB HOME                                           460,000        22,931,000
---------------------------------------------------------------------------
Ryland Group, Inc. (The)                          261,000        28,710,000
===========================================================================
                                                                 85,629,000
===========================================================================

INDUSTRIAL CONGLOMERATES-1.38%

General Electric Co.                              300,000         9,465,000
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 861,000        15,885,450
===========================================================================
                                                                 25,350,450
===========================================================================

INDUSTRIAL MACHINERY-0.95%

Parker-Hannifin Corp.                             348,000        17,382,600
===========================================================================

INTERNET RETAIL-0.40%

eBay Inc.(a)                                      140,000         7,434,000
===========================================================================

INTERNET SOFTWARE & SERVICES-0.42%

DoubleClick Inc.(a)                               500,000         3,880,000
---------------------------------------------------------------------------
Hotels.com-Class A(a)                              60,000         3,775,200
===========================================================================
                                                                  7,655,200
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
IT CONSULTING & SERVICES-2.28%

Affiliated Computer Services, Inc.-Class A(a)     236,000    $   12,760,520
---------------------------------------------------------------------------
Computer Sciences Corp.(a)                        424,000        19,016,400
---------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      340,000        10,118,400
===========================================================================
                                                                 41,895,320
===========================================================================

LEISURE PRODUCTS-1.14%

Mattel, Inc.                                    1,020,000        21,052,800
===========================================================================

LIFE & HEALTH INSURANCE-1.04%

UnumProvident Corp.                               675,000        19,062,000
===========================================================================

MANAGED HEALTH CARE-1.65%

CIGNA Corp.                                       151,000        16,459,000
---------------------------------------------------------------------------
UnitedHealth Group Inc.                           159,000        13,961,790
===========================================================================
                                                                 30,420,790
===========================================================================

MOTORCYCLE MANUFACTURERS-0.86%

Harley-Davidson, Inc.                             300,000        15,897,000
===========================================================================

MOVIES & ENTERTAINMENT-1.16%

Walt Disney Co. (The)                             920,000        21,325,600
===========================================================================

MULTI-UTILITIES-0.79%

Duke Energy Corp.                                 380,000        14,565,400
===========================================================================

NETWORKING EQUIPMENT-2.31%

Brocade Communications Systems, Inc.(a)           200,000         5,118,000
---------------------------------------------------------------------------
Cisco Systems, Inc.(a)                          1,560,000        22,854,000
---------------------------------------------------------------------------
Emulex Corp.(a)                                   500,000        14,495,000
===========================================================================
                                                                 42,467,000
===========================================================================

OIL & GAS DRILLING-3.48%

ENSCO International Inc.                          730,000        24,644,800
---------------------------------------------------------------------------
Nabors Industries, Inc.(a)                        310,000        14,120,500
---------------------------------------------------------------------------
Transocean Sedco Forex Inc.                       711,536        25,259,528
===========================================================================
                                                                 64,024,828
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.45%

Weatherford International, Inc.(a)                536,000        26,730,320
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.32%

Apache Corp.                                      100,000         5,833,000
===========================================================================

PHARMACEUTICALS-4.60%

Allergan, Inc.                                     70,000         4,613,700
---------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                         115,000         4,343,550
---------------------------------------------------------------------------
Bristol-Myers Squibb Co.                          293,000         8,438,400
---------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      200,000        15,428,000
---------------------------------------------------------------------------
Johnson & Johnson                                 150,000         9,579,000
---------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     742,333        23,264,716
---------------------------------------------------------------------------
Pfizer Inc.                                       400,000        14,540,000
---------------------------------------------------------------------------
SICOR Inc.(a)                                     250,000         4,430,000
===========================================================================
                                                                 84,637,366
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE

PROPERTY & CASUALTY INSURANCE-1.66%

ACE Ltd. (Bermuda)                                365,000    $   15,884,800
---------------------------------------------------------------------------
MGIC Investment Corp.                             205,000        14,628,800
===========================================================================
                                                                 30,513,600
===========================================================================

RESTAURANTS-2.21%

Brinker International, Inc.(a)                    241,000         8,300,040
---------------------------------------------------------------------------
Darden Restaurants, Inc.                          155,000         6,184,500
---------------------------------------------------------------------------
Krispy Kreme Doughnuts, Inc.(a)                   100,000         3,818,000
---------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)                 35,000         2,535,750
---------------------------------------------------------------------------
Sonic Corp.(a)                                    110,000         3,224,100
---------------------------------------------------------------------------
Starbucks Corp.(a)                                200,000         4,564,000
---------------------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)                190,000        11,981,400
===========================================================================
                                                                 40,607,790
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.50%

Lam Research Corp.(a)                             180,000         4,618,800
---------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          96,000         4,550,400
===========================================================================
                                                                  9,169,200
===========================================================================

SEMICONDUCTORS-6.93%

Advanced Micro Devices, Inc.(a)                   500,000         5,590,000
---------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         700,000        24,150,000
---------------------------------------------------------------------------
ESS Technology, Inc.(a)                           265,000         4,232,050
---------------------------------------------------------------------------
Intersil Corp.-Class A(a)                         146,964         3,945,983
---------------------------------------------------------------------------
Microchip Technology Inc.(a)                      450,000        20,025,000
---------------------------------------------------------------------------
Micron Technology, Inc.(a)                        300,000         7,110,000
---------------------------------------------------------------------------
QLogic Corp.(a)                                   390,000        17,826,900
---------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         450,000         7,830,000
---------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (South Korea)        17,000         5,038,014
---------------------------------------------------------------------------
STMicroelectronics N.V. (Switzerland)             280,000         8,696,415
---------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                               250,000         4,425,000
---------------------------------------------------------------------------
Texas Instruments Inc.                            600,000        18,558,000
===========================================================================
                                                                127,427,362
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

SOFT DRINKS-0.55%

Pepsi Bottling Group, Inc. (The)                  350,000    $   10,024,000
===========================================================================

SPECIALTY STORES-4.58%

Bed Bath & Beyond Inc.(a)                         125,000         4,646,250
---------------------------------------------------------------------------
Blockbuster Inc.-Class A                        1,150,000        32,890,000
---------------------------------------------------------------------------
Circuit City Stores, Inc.-CarMax Group(a)         182,000         5,369,000
---------------------------------------------------------------------------
Hollywood Entertainment Corp.(a)                  285,500         5,892,720
---------------------------------------------------------------------------
Linens 'n Things, Inc.(a)                         140,000         4,858,000
---------------------------------------------------------------------------
Movie Gallery, Inc.(a)                            350,000         7,024,500
---------------------------------------------------------------------------
Office Depot, Inc.(a)                             335,000         6,411,900
---------------------------------------------------------------------------
Sonic Automotive, Inc.(a)                         181,100         6,963,295
---------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          175,000        10,081,750
===========================================================================
                                                                 84,137,415
===========================================================================

SYSTEMS SOFTWARE-1.00%

Computer Associates International, Inc.           985,300        18,326,580
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.42%

Nokia Oyj-ADR (Finland)                           230,000         3,739,800
---------------------------------------------------------------------------
UTStarcom, Inc.(a)                                160,000         3,920,000
===========================================================================
                                                                  7,659,800
===========================================================================
    Total Stocks & Other Equity Interests
      (Cost $1,653,679,591)                                   1,798,115,438
===========================================================================

MONEY MARKET FUNDS-1.62%

STIC Liquid Assets Portfolio(c)                14,949,014        14,949,014
---------------------------------------------------------------------------
STIC Prime Portfolio(c)                        14,949,014        14,949,014
===========================================================================
    Total Money Market Funds (Cost
      $29,898,028)                                               29,898,028
===========================================================================
TOTAL INVESTMENTS-99.42% (Cost
  $1,683,577,619)                                             1,828,013,466
===========================================================================
OTHER ASSETS LESS LIABILITIES-0.58%                              10,615,341
===========================================================================
NET ASSETS-100.00%                                           $1,838,628,807
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $1,683,577,619)*                           $1,828,013,466
-----------------------------------------------------------
Foreign currencies, at value (cost $2,120)            2,112
-----------------------------------------------------------
Receivables for:
  Investments sold                               24,180,300
-----------------------------------------------------------
  Fund shares sold                                   31,125
-----------------------------------------------------------
  Dividends                                         404,219
-----------------------------------------------------------
Investment for deferred compensation plan            82,131
-----------------------------------------------------------
Collateral for securities loaned                335,557,105
-----------------------------------------------------------
Other assets                                         24,046
===========================================================
    Total assets                              2,188,294,504
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          12,460,231
-----------------------------------------------------------
  Fund shares reacquired                            383,337
-----------------------------------------------------------
  Options written (premiums received
    $77,548)                                        132,750
-----------------------------------------------------------
  Deferred compensation plan                         82,131
-----------------------------------------------------------
  Collateral upon return of securities
    loaned                                      335,557,105
-----------------------------------------------------------
Accrued distribution fees                           254,987
-----------------------------------------------------------
Accrued trustees' fees                                2,921
-----------------------------------------------------------
Accrued transfer agent fees                         593,448
-----------------------------------------------------------
Accrued operating expenses                          198,787
===========================================================
    Total liabilities                           349,665,697
===========================================================
Net assets applicable to shares outstanding  $1,838,628,807
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

  Outstanding                                   191,734,823
-----------------------------------------------------------
  Net asset value and redemption price per
    share                                    $         9.59
___________________________________________________________
===========================================================

* At April 30, 2002, securities with an aggregate market value of $328,787,366 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $54,197)                                  $  5,093,498
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                             609,048
-----------------------------------------------------------
Security lending income                             238,489
===========================================================
    Total investment income                       5,941,035
===========================================================

EXPENSES:

Advisory fees                                     5,955,170
-----------------------------------------------------------
Administrative services fees                        118,391
-----------------------------------------------------------
Custodian fees                                       88,399
-----------------------------------------------------------
Distribution fees                                 2,809,752
-----------------------------------------------------------
Transfer agent fees                               1,109,187
-----------------------------------------------------------
Trustees' fees                                       11,313
-----------------------------------------------------------
Other                                               195,311
===========================================================
    Total expenses                               10,287,523
===========================================================
Less: Fees waived                                (1,829,946)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,572)
===========================================================
    Net expenses                                  8,456,005
===========================================================
Net investment income (loss)                     (2,514,970)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (89,709,726)
-----------------------------------------------------------
  Foreign currencies                                (29,917)
-----------------------------------------------------------
  Option contracts written                        3,965,004
===========================================================
                                                (85,774,639)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         132,107,356
-----------------------------------------------------------
  Foreign currencies                                     62
-----------------------------------------------------------
  Option contracts written                         (242,273)
===========================================================
                                                131,865,145
===========================================================
Net gain from investment securities,
  foreign currencies and option contracts        46,090,506
===========================================================
Net increase in net assets resulting from
  operations                                   $ 43,575,536
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                APRIL 30,         OCTOBER 31,
                                                                   2002              2001
                                                              --------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (2,514,970)   $    (4,675,627)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (85,774,639)      (548,465,818)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                    131,865,145     (1,132,295,656)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                   43,575,536     (1,685,437,101)
===============================================================================================
Distributions to shareholders from net realized gains                     --       (582,375,704)
-----------------------------------------------------------------------------------------------
Share transactions-net                                            39,606,680        610,650,739
===============================================================================================
    Net increase (decrease) in net assets                         83,182,216     (1,657,162,066)
===============================================================================================

NET ASSETS:

  Beginning of period                                          1,755,446,591      3,412,608,657
===============================================================================================
  End of period                                               $1,838,628,807    $ 1,755,446,591
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $2,345,548,982    $ 2,305,942,302
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (2,652,854)          (137,884)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (648,648,027)      (562,873,388)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                              144,380,706         12,515,561
===============================================================================================
                                                              $1,838,628,807    $ 1,755,446,591
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund (the "Fund") is organized as a Delaware business trust ("Trust") registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company having an unlimited number of shares of beneficial interest. The Fund offers one series of shares ("Fund Shares"). The Fund's investment objective is growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $519,359,062 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized in the year 2009.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, plus 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. During the six months ended April 30, 2002, AIM waived fees of $5,621.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $118,391 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $4,496 for such services.

  The Fund has entered into a Distribution Agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Fund Shares (the "Distribution Plan"). The Fund, pursuant to the Distribution Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of the Fund Shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Fund Shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Fund Shares of the Fund. Any amounts not paid as a service fee under the Distribution Plan would constitute an asset-based sales charge. The Distribution Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund Shares. AIM Distributors has agreed to waive a portion of the fees based upon the extent to which Fund Shares are held by shareholders of Summit Investor Plans I ("Plans I). As a result of this waiver, Distribution Plan fees are accrued at the annual rate of 0.30% of the average daily net assets with respect to Fund Shares, except Fund Shares held through Plans I accrue at an annual rate of 0.10% of the average daily net assets with respect to those shares. Accruing fees at two different rates resulted in a blended rate of 0.11% of the average daily net assets of the Fund as of June 30, 2002. For the six months ended April 30, 2002, the Fund paid AIM Distributors $985,427 as compensation under the Plan and waived fees in the amount of $1,824,325.

  During the six months ended April 30, 2002, the Fund paid legal fees of $5,509 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

  Substantially all shares of the Fund are held of record by State Street Bank and Trust Company as custodian for AIM Summit Investors Plans I and II, unit investments trusts that are sponsored by AIM Distributors.

  Certain officers and trustees of the Fund are officers of AIM and AIM Distributors.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions transfer agent fees from AFS (an affiliate of AIM) of $76 and reductions in custodian fees of $1,496 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,572.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, securities with an aggregate value of $328,787,366 were on loan to brokers. The loans were secured by cash collateral of $335,557,105 received by the Fund and invested in affiliated money market funds as follows:
$167,778,553 in STIC Liquid Assets Portfolio and $167,778,552 in STIC Prime Portfolio. For the six months ended April 30, 2002, the Fund received fees of $238,489 for securities lending.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $1,134,139,173 and $1,084,726,001, respectively.

  The amount of unrealized appreciation of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 274,238,405
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (132,892,036)
===========================================================
Net unrealized appreciation of investment
  securities                                  $ 141,346,369
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $1,686,667,097.


NOTE 8--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2002 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------    -----------
Beginning of period                                             11,137     $ 2,807,618
--------------------------------------------------------------------------------------
Written                                                         31,372       7,335,264
--------------------------------------------------------------------------------------
Closed                                                         (30,217)     (7,124,849)
--------------------------------------------------------------------------------------
Exercised                                                      (10,102)     (2,487,192)
--------------------------------------------------------------------------------------
Expired                                                         (2,040)       (453,293)
======================================================================================
End of period                                                      150     $    77,548
______________________________________________________________________________________
======================================================================================


Open call option contracts written at April 30, 2002 were as follows:

                                                                   APRIL 30,
                                             NUMBER                  2002        UNREALIZED
                        CONTRACT   STRIKE      OF       PREMIUMS    MARKET      APPRECIATION
ISSUE                    MONTH     PRICE    CONTRACTS   RECEIVED     VALUE     (DEPRECIATION)
-----                   --------   ------   ---------   --------   ---------   --------------
L-3 Communications
  Holdings, Inc.         May-02     $120       150      $77,548    $132,750       $(55,202)


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2002               OCTOBER 31, 2001
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    -------------
Sold                                                           8,675,623    $ 86,012,635    15,432,670    $ 191,880,238
=======================================================================================================================
Issued as reinvestment of dividends                                   --              --    32,028,902      535,530,190
=======================================================================================================================
Reacquired                                                    (4,652,584)    (46,405,955)   (9,323,189)    (116,759,689)
=======================================================================================================================
                                                               4,023,039    $ 39,606,680    38,138,383    $ 610,650,739
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                               SIX MONTHS
                                                 ENDED                             YEAR ENDED OCTOBER 31,
                                               APRIL 30,     ------------------------------------------------------------------
                                                  2002        2001(a)         2000          1999          1998          1997
                                               ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period           $    9.35     $    22.82    $    20.17    $    14.96    $    15.15    $    12.99
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.01)         (0.03)        (0.03)           --          0.03          0.02
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.25          (9.57)         5.85          6.16          1.23          3.34
===============================================================================================================================
    Total from investment operations                0.24          (9.60)         5.82          6.16          1.26          3.36
===============================================================================================================================
Less distributions:
  Dividends from net investment income                --             --            --         (0.04)        (0.02)        (0.03)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains               --          (3.87)        (3.17)        (0.91)        (1.43)        (1.17)
===============================================================================================================================
    Total distributions                               --          (3.87)        (3.17)        (0.95)        (1.45)        (1.20)
===============================================================================================================================
Net asset value, end of period                 $    9.59     $     9.35    $    22.82    $    20.17    $    14.96    $    15.15
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                     2.57%        (49.53)%       31.12%        42.79%         9.49%        28.53%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $1,838,629     $1,755,447    $3,412,609    $2,624,615    $1,830,032    $1,650,234
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                  0.90%(c)       0.89%         0.72%         0.67%         0.67%         0.68%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               1.10%(c)       1.09%         0.78%         0.67%         0.67%         0.68%
===============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (0.27)%(c)     (0.20)%       (0.11)%       (0.01)%        0.23%         0.11%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                               60%           106%           98%           92%           83%           88%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,888,691,593.

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham                                  Robert H. Graham                          11 Greenway Plaza
                                                  Chairman and President                    Suite 100
Frank S. Bayley                                                                             Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden                                  Gary T. Crum                              A I M Advisors, Inc.
                                                  Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                                          Suite 100
                                                  Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                                    Vice President and Treasurer
                                                                                            TRANSFER AGENT
Carl Frischling                                   Stuart W. Coco
                                                  Vice President                            A I M Fund Services, Inc.
Prema Mathai-Davis                                                                          P.O. Box 4739
                                                  Melville B. Cox                           Houston, TX 77210-4739
Lewis F. Pennock                                  Vice President
                                                                                            CUSTODIAN
Ruth H. Quigley                                   Edgar M. Larsen
                                                  Vice President                            State Street Bank and Trust Company
Louis S. Sklar                                                                              225 Franklin Street
                                                                                            Boston, MA 02110

                                                                                            COUNSEL TO THE FUND

                                                                                            Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
                                                                                            1735 Market Street
                                                                                            Philadelphia, PA 19103

                                                                                            COUNSEL TO THE TRUSTEES

                                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                                            919 Third Avenue
                                                                                            New York, NY 10022

                                                                                            DISTRIBUTOR

                                                                                            A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                                                                            Suite 100
                                                                                            Houston, TX 77046

                                                                       SUM-SAR-1

A I M DISTRIBUTORS, INC.